UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)    (773) 304-5050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Neil E. Jenkins

On March 5, 2021, Lawson Products, Inc. (the “Company”) announced that Neil E. Jenkins intends to retire as Executive Vice President, General Counsel and Secretary of the Company on March 31, 2021. In connection with Mr. Jenkins’ retirement, the Company and Mr. Jenkins entered into a Retirement and Consulting Agreement, dated as of March 2, 2021 (the “Consulting Agreement”), pursuant to which Mr. Jenkins will continue to serve as Executive Vice President, General Counsel and Secretary of the Company through March 31, 2021 and will thereafter provide consulting and advisory services from time to time as may be reasonably requested by the Company’s Chief Executive Officer or Board of Directors. Mr. Jenkins will continue to receive compensation and benefits through March 31, 2021 under his Employment Agreement dated as of August 29, 2012, including his bonus under the Company’s Senior Executive Officer Annual Incentive Plan for fiscal 2020 in the ordinary course. The consulting period will commence upon Mr. Jenkins’ retirement and will continue until March 31, 2026, subject to termination upon the occurrence of specified events. Mr. Jenkins shall be entitled to receive an annualized amount of $216,000 per year, payable monthly, for the consulting services. Mr. Jenkins’ service as a consultant shall be deemed to constitute continuing employment with the Company for purposes of his existing equity awards. Mr. Jenkins shall continue to be covered under the Company’s group health plan, including any spousal and dependent coverage, at active employee rates, through the end of the consulting period.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Retirement and Consulting Agreement, dated as of March 2, 2021, by and between Neil E. Jenkins and Lawson Products, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Retirement and Consulting Agreement, dated as of March 2, 2021, by and between Neil E. Jenkins and Lawson Products, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: March 5, 2021	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Controller